UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)
U.S. DRY CLEANING SERVICES CORPORATION
		Case Number:	8:10-bk-12748-RK
		Operating Report Number:	7
	Debtor(s).	For the Month Ending:	9/30/2010

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				3,203,807.95

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				3,197,560.11

3. BEGINNING BALANCE:				6,247.84

4. RECEIPTS DURING CURRENT PERIOD:
	Accounts Receivable - Post-filing
	Accounts Receivable - Pre-filing		0.00
	Other (Specify)	See Exhibit I	618.93
	Other (Specify)	Management Fees (Division)	76,900.00
	Other (Specify)	DIP Financing	305,000.00

	TOTAL RECEIPTS THIS PERIOD:			382,518.93

5. BALANCE:				388,766.77

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Transfers to Other DIP Accounts (from page 2)		33,697.65
	Disbursements (from page 2)		143,643.89

	TOTAL DISBURSEMENTS THIS PERIOD:			177,341.54

7. ENDING BALANCE:				211,425.23

8.	General Account Number(s):		870626041; 878670009

	Depository Name & Location:		JPMorgan Chase Bank
			PO Box 659754
			San Antonio, TX 78265

[A] U.S. Dry Cleaning Services Corporation's General Accounts were the depository and disbursement center for a portion of Cleaner's Club Acquisition Sub, Inc., USDC Tuchman, and USDC Portsmouth's transactions. Beginning in June this practice has ceased.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	Amount Transferred	Amount Disbursed	Amount
September 2010		See Exhibit II for detail	September disbursements		143,643.89	143,643.89
September 2010		See Exhibit II for detail	September transfers	33,697.65		33,697.65
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
						0.00
		TOTAL DISBURSEMENTS THIS PERIOD:		33,697.65	143,643.89	$177,341.54

GENERAL ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	9/30/2010	Balance on Statement:	215,582.98

Plus deposits in transit (a):
	Deposit Date	Deposit Amount
	None

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
Checks from Chase Acc # 870626041 are set
forth on Exhibit III and total $4,157.75		4,157.75	Exhibit III

TOTAL OUTSTANDING CHECKS:			4,157.75

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$211,425.23

I. CASH RECEIPTS AND DISBURSEMENTS
B. (PAYROLL ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS			3,592,404.70

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS			3,592,363.24

3. BEGINNING BALANCE:			41.46

4. RECEIPTS DURING CURRENT PERIOD:			512,876.16
	(Transferred from General and Tax Accounts)	Receipts [A]	33,597.65

5. BALANCE:			546,515.27

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:		541,487.92

7. ENDING BALANCE:			5,027.35

8.	PAYROLL Account Number(s):	887481737

	Depository Name & Location:	JPMorgan Chase Bank
		PO Box 659754
		San Antonio, TX 78265

[A] Represents receipts from other entities in order to fund their respective payroll. The Company is in the process of ceasing this practice.

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
September 2010		See Exhibit IV for details	September payroll disbursements	541,487.92

		TOTAL DISBURSEMENTS THIS PERIOD:		541,487.92

NOTE: The Debtor disburses payroll for its Virginia (USDC Portsmouth), Riverside, (Cleaners Club Acquisition Sub), and Indiana (USDC Tuchman) divisions and is funded by each entity for its respective allocation.

PAYROLL ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	9/30/2010	Balance on Statement:	28,521.47

Plus deposits in transit (a):
	Deposit Date	Deposit Amount
	None

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
Checks from Chase Acc # 887481737 are set
forth on Exhibit V and total $23,494.12		23,494.12	Exhibit V

TOTAL OUTSTANDING CHECKS:			23,494.12

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$5,027.35

I.  CASH RECEIPTS AND DISBURSEMENTS
C. (TAX ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS		53,225.96

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS		53,125.96

3. BEGINNING BALANCE:		100.00

4. RECEIPTS DURING CURRENT PERIOD:		0.00
	(Transferred from General Account)

5. BALANCE:		100.00

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:	12.00
	(Transferred to General Account)

7. ENDING BALANCE:		88.00

8.	TAX Account Number(s):	887481752

	Depository Name & Location:	JPMorgan Chase Bank
		PO Box 659754
		San Antonio, TX 78265

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
9/30/2010		CHASE	Bank Fee	12.00

			TOTAL DISBURSEMENTS THIS PERIOD:	12.00

TAX ACCOUNT
BANK RECONCILIATION

Bank Statement Date:	7/31/2010	Balance on Statement:	$88.00

Plus deposits in transit (a):
	Deposit Date	Deposit Amount
	None

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount
None

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$88.00

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:

		General Account:	211,425.23
		Payroll Account:	5,027.35
		Tax Account:	88.00
Other Accounts:	NONE		0.00
			0.00
			0.00
Other Monies:	NONE		0.00
		Petty Cash (from below):	0.00

TOTAL CASH AVAILABLE:				216,540.58

Petty Cash Transactions:
Date	Purpose		Amount
N/A

TOTAL PETTY CASH TRANSACTIONS:				0.00

II.  STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
Canon - Copier Lease (Debtor intends on rejecting this lease)	Monthly	307.00	7	2,149.00
Setal I, LLC (FN1)	Setal I, LLC and its related entities ("Setal") are the Debtors' pre-petition senior secured
Setal 2, LLC	lenders. All loans matured pre-petition. As of the petition date, Setal's secured debt was
Setal 3, LLC	approximately $16 million, including principal, interest and fees.
Setal 4, LLC
Setal 5, LLC
Setal 6, LLC
Taylor Family Trust dated March 3, 1994
Bellhop Cleaners (FN2)	Matured pre-petition 01/14/2010	N/A	N/A	N/A
Team Equipment Inc. (FN2)	Matured pre-petition 01/14/2010	N/A	N/A	N/A
4040 MacArthur LP - Office Lease	Monthly	4,500.00	0	-
Richardson & Patel	Monthly	7,000.00	6	42,000.00

			TOTAL DUE:	44,149.00

(FN1) - All of the Debtors are jointly and severally liable for the Setal debt, for convenience they are listed on this Monthly report.
(FN2) - These two entities are insiders of the Debtors estate, and the Debtors dispute that these entities are secured creditors.

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
			Gross Sales Subject to Sales Tax:	0.00
			Total Wages Paid:	52,280.72

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
(FN3)	Federal Withholding	0.00	0.00
(FN3)	State Withholding	0.00	0.00
(FN3)	FICA- Employer's Share	0.00	0.00
(FN3)	FICA- Employee's Share	0.00	0.00
(FN3)	Federal Unemployment	0.00	0.00
	Sales and Use	NA	NA
	Real Property	NA	NA
Other:	State Unemployment (FN3)	0.00	0.00
	TOTAL:	0.00	0.00

(FN3) - The Debtor uses a payroll service that makes pre-funded payroll tax payments directly to the taxing authorities

IV.  AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

			Accounts Payable	Accounts Receivable
			Post-Petition	Pre-Petition	Post-Petition
		30 days or less	30,922.48	0.00	0.00
		31 - 60 days	876.05	0.00	0.00
		61 - 90 days	872.54	0.00	0.00
		91 - 120 days	325.00	0.00	0.00
		Over 120 days	1,647.61	0.00	0.00
		TOTAL:	34,643.68	0.00	0.00

V. INSURANCE COVERAGE

		Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
	D&O (FNA)	Argo	3,000,000	1/25/2011	9/30/2010
	Umbrella [A]	Argo	3,000,000	5/2/2011	9/30/2010
	Health (FNB)	Anthem Blue Cross	Varies		9/30/2010

Others:

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
3/31/2010	1,241,916.48	6,500.00	5/11/10	6,500.00	0.00
6/30/2010	4,056,336.30	10,400.00	7/30/10	8,125.00	2,275.00
9/30/2010	2,218,637.99	9,750.00			9,750.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		26,650.00		14,625.00	12,025.00

(FNA) The Debtors believe that they are owed significant credits from ARGO due from workers compensation insurance overpayments.  The Debtors and ARGO dispute the amount of the credits.  The Debtors hope to resolve this issue shortly.
(FNB) The health insurance is paid current at the beginning of each month

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Authorized Gross Compensation	Gross Compensation Paid During the Month
Robert Lee	7/6/2010	September ($14,000)	14,000.00

VIII.  SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
Robert Lee	7/6/2010	September Housing ($1,500) and medical ($1,000)	2,500.00

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	0.00	0.00
Less: Returns/Discounts	0.00	0.00
Net Sales/Revenue	0.00	0.00

Cost of Goods Sold:
Beginning Inventory at cost	0.00	0.00
Purchases	0.00	0.00
Less: Ending Inventory at cost	0.00	0.00
Cost of Goods Sold (COGS)	0.00	0.00

Gross Profit	0.00	0.00

Other Operating Income (Itemize)	0.00	0.00

Operating Expenses:
Payroll - Insiders	14,000.00	149,164.52
Payroll - Other Employees	38,280.72	321,995.15
Payroll Taxes	3,069.25	37,324.65
Other Taxes (Itemize)	0.00	176.57
Depreciation and Amortization	420.10	2,912.69
Rent Expense - Real Property	4,740.00	42,792.53
Lease Expense - Personal Property	0.00	1,030.52
Insurance	22,190.75	88,459.07
Real Property Taxes	0.00	0.00
Telephone and Utilities	2,043.97	16,222.51
Repairs and Maintenance	0.00	1,494.10
Travel and Entertainment (Itemize)	2,847.51	48,891.09
Miscellaneous Operating Expenses (Itemize)	7,831.84	93,442.54
Total Operating Expenses	95,424.14	803,905.94

Net Gain/(Loss) from Operations	(95,424.14)	(803,905.94)

Non-Operating Income:
Interest Income	0.00	0.00
Net Gain on Sale of Assets (Itemize)	0.00	0.00
Other (Itemize)	99,400.00	962,045.67
Total Non-Operating income	99,400.00	962,045.67

Non-Operating Expenses:
Interest Expense	1,071.42	1,071.42
Legal and Professional (Itemize)	152,500.00	1,088,054.25
Other (Itemize)	0.00	0.00
Total Non-Operating Expenses	153,571.42	1,089,125.67

NET INCOME/(LOSS)	(149,595.56)	(930,985.94)

Certain expenses are accrued, and not included in accounts payable - for example professional fees that have not been approved pursuant to Court order.

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:
Unrestricted Cash	216,540.58
Restricted Cash	94,000.00
Accounts Receivable	0.00
Inventory	0.00
Notes Receivable	0.00
Prepaid Expenses	78,064.14
Other (Itemize)	223,019.74
Total Current Assets		611,624.46

Property, Plant, and Equipment	64,194.47
Accumulated Depreciation/Depletion	(18,383.27)
Net Property, Plant, and Equipment		45,811.20

Other Assets (Net of Amortization):
Due from Insiders	0.00
Other (Itemize)	841,736.20
Total Other Assets		841,736.20

TOTAL ASSETS		1,499,171.86

LIABILITIES
Post-petition Liabilities:
Accounts Payable	34,643.68
Taxes Payable	0.00
Notes Payable	0.00
Professional fees	776,304.25
Secured Debt	0.00
Other (Itemize)	410,204.89
Total Post-petition Liabilities		1,221,152.82

Pre-petition Liabilities:
Secured Liabilities	13,670,181.87
Priority Liabilities	103,804.05
Unsecured Liabilities	7,453,469.05
Other (Itemize)	1,298,309.02
Total Pre-petition Liabilities		22,525,763.99

TOTAL LIABILITIES		23,746,916.81

EQUITY:
Pre-petition Owners’ Equity	(21,316,759.01)
Post-petition Profit/(Loss)	(930,985.94)
Direct Charges to Equity	0.00
TOTAL EQUITY		(22,247,744.95)

TOTAL LIABILITIES & EQUITY		1,499,171.86

XI.  QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:	X
N/A

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?  If "Yes", explain below:
X
N/A

3.	State what progress was made during the reporting period toward filing a plan of reorganization The Debtor and its management continue to formulate the Debtor's plan of reorganization.

4.
Describe potential future developments which may have a significant impact on the case:
There is a pending motion to appoint a chapter 11 trustee.  If that motion is granted, it would significantly impact this case.  The current hearing has been continued to December of 2010.   The Debtor (and its related entities) are in the process of attempting to raise exit financing with their investment banker, National Securities Corp.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
N/A

		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X
N/A

I,	Robert Lee, Chief Executive Officer

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

10/21/10	/s/ Rober Lee
Date	Principal for debtor-in-possession